Summary of Significant Accounting Policies - Schedule of Fair Value of Assumptions Using Black-Scholes Option-Pricing Model (Details) - Nonemployees [Member] - $ / shares	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Estimated dividend yield	0.00%	0.00%
Expected stock price volatility	192.60%	3.06%
Weighted-average risk-free interest rate	2.49%	2.67%
Expected life of options (years)	5 years 6 months	5 years
Weighted-average fair value per share	$ 0.0018	$ 0.0083